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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 14, 2000 (March 30,
                                     2000)


                            TIER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

         CALIFORNIA                          000-23195                         94-3145844
(State or other jurisdiction of             (Commission             (IRS Employer Identification No.)
        incorporation)                      File Number)


    1350 TREAT BOULEVARD, SUITE 250                                                94596
        Walnut Creek, California                                                 (Zip Code)
(Address of principal executive offices)

                                (925) 937-3950
             (Registrant's telephone number, including area code)

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

Item 2.  Acquisition or Disposition of Assets.

  On March 30, 2000, Tier Technologies, Inc., a California corporation (the "Company"), closed the sale of all outstanding shares of its wholly-owned subsidiary, Midas Computer Software Limited ("Midas"), a company incorporated in England and Wales to Ingleby (1283) Limited, a company incorporated in England and Wales. Purchase consideration for the sale of the outstanding shares of Midas, including repayment of intercompany debt of approximately $1.4 million owed by Midas to the company, totaled approximately $3.7 million (net of estimated selling expenses). Approximately $2.6 million was paid in cash upon closing and approximately $1.3 million was attributable to a release of 51,074 shares of Tier Class B common stock and a share guarantee on the original Midas acquisition.

Item 7.  Financial Statements and Exhibits.

(b)  Pro forma financial information.
     Introduction
     Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999
          (unaudited)
     Pro Forma Condensed Consolidated Statement of Income for the Quarter ended
          December 31, 1999 (unaudited)
     Pro Forma Condensed Consolidated Statement of Income for the Fiscal Year
          ended September 30, 1999 (unaudited)
     Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)


(c)  Exhibits.

Exhibit No.         Description
-----------         -----------

  2.1 Agreement for the Sale and Purchase of 51,074 Tier Shares and of the Entire Share Capital of Midas Computer Software Limiter, dated as of March 30, 2000.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIER TECHNOLOGIES, INC.



                                        By:   /s/ Laura B. DePole
                                           ---------------------------
                                           Laura B. DePole
                                           Chief Financial Officer


Date: April 14, 2000

                              Unaudited Pro Forma
                  Condensed Consolidated Financial Information


     The unaudited pro forma condensed consolidated balance sheet as of December 31, 1999 set forth below gives effect to the sale of the wholly-owned subsidiary, Midas Computer Software Limited ("Midas"), as if the sale had occurred as of December 31, 1999. The unaudited condensed consolidated statements of income for the quarter ended December 31, 1999 and the fiscal year ended September 30, 1999 set forth below give effect to the sale of Midas had occurred as of November 30, 1998 (the original acquisition date). The unaudited pro forma condensed consolidated financial information set forth below contains certain adjustments to exclude the assets, liabilities, and operating activity of Midas and to reflect the proceeds from the sale of Midas.

                            TIER TECHNOLOGIES, INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 1999
                                (in thousands)


                                                                      Acquisition                        Pro Forma
                                                                     Adjustment (1)    Company as of    Adjustments
                                         Company         MIDAS                        Excluding Midas                    Pro Forma
                                       ------------   ------------                    ---------------                   ------------
          ASSETS
          ------
Current assets:
   Cash & cash equivalents                  $10,446        $    31                             $10,415        2,563  (A)    $12,978
   Restricted cash                              950                                                950                          950
   Investments                                8,763                                              8,763                        8,763
   Accounts receivable, net                  27,033          1,637                              25,396                       25,396
   Prepaid expenses and other current
    assets                                    2,968            112                               2,856                        2,856
                                       ------------   ------------                     ---------------    ---------     -----------
      Total current assets                   50,160          1,780                              48,380        2,563          50,943
Equipment and improvements, net               6,974            531                               6,443                        6,443
Notes and accrued interest receivable                                                            1,466                        1,466
 from related parties                         1,466
Investment in Midas                                                         2,492                2,492       (2,492) (B)          -
Intangible assets, net                       25,414          2,044                              23,370                       23,370
Intercompany receivable                                                     1,725                1,725       (1,725) (C)          -
Other assets                                  2,433                                              2,433                        2,433
                                       ------------   ------------   ------------      ---------------    ---------     -----------
Total assets                                $86,447        $ 4,355        $ 4,217              $86,309      $(1,654)        $84,655
                                       ============   ============   ============      ===============    =========     ===========

  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------
Current liabilities:
   Accounts payable                         $ 3,401        $   784                             $ 2,617                      $ 2,617
   Accrued liabilities                        5,583             81                               5,502          190  (D)      5,692
   Accrued subcontractor expenses               568                                                568                          568
   Accrued compensation and related
    liabilities                               3,421             69                               3,352                        3,352
   Intercompany payable                                      1,710          1,710                    -                            -
   Income taxes payable                         291                                                291                          291
   Deferred income                            1,417                                              1,417                        1,417
   Other current liabilities                    399             91                                 308                          308
                                       ------------   ------------   ------------      ---------------    ---------     -----------
      Total current liabilities              15,080          2,735          1,710               14,055          190          14,245
Borrowings, less current portion              1,672                                              1,672                        1,672
Other liabilities                               351            185                                 166                          166
                                       ------------   ------------   ------------      ---------------    ---------     -----------
      Total liabilities                      17,103          2,920          1,710               15,893          190          16,083

Shareholders' equity:
   Common stock, no par value                65,935          3,751          3,751               65,935       (1,328) (E)     64,607
   Notes receivable from shareholders        (1,773)                                            (1,773)                      (1,773)
   Deferred compensation                       (292)                                              (292)                        (292)
   Accumulated other comprehensive
    income (loss)                              (298)                                              (298)                        (298)
   Retained earnings                          5,772         (2,316)        (1,244)               6,844         (516) (F)      6,328
                                       ------------   ------------   ------------      ---------------    ---------     -----------
Total shareholders' equity                   69,344          1,435          2,507               70,416       (1,844)         68,572
                                       ------------   ------------   ------------      ---------------    ---------     -----------
Total liabilities and shareholders'
 equity                                     $86,447        $ 4,355        $ 4,217              $86,309      $(1,654)        $84,655
                                       ============   ============   ============     ================    =========     ===========

                            See accompanying notes.

                            TIER TECHNOLOGIES, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    For the Quarter Ended December 31, 1999
                     (in thousands, except per share data)

                                                          Company         Midas          Pro Forma
                                                        -----------    -----------     -------------
Revenues                                                $    24,613    $     1,035      $     23,578
Cost of revenues                                             14,847    $       669            14,178
                                                        -----------    -----------     -------------
Gross profit                                                  9,766            366             9,400

Costs and expenses:
   Selling and marketing                                      1,488            282             1,206
   General and administrative                                 5,609            388             5,221
   Other nonrecurring charges                                 1,750          1,450               300
   Compensation charge related to business
     combinations                                                60                               60
   Depreciation and amortization                              1,258            172             1,086

                                                        -----------    -----------     -------------
Income (loss) from operations                                  (399)        (1,926)            1,527
Interest income (interest expense), net                         237             (1)              238

                                                        -----------    -----------     -------------
Income (loss) before income taxes                              (162)        (1,927)            1,765
Provision (benefit) for income taxes                            548           (184)              732

                                                        -----------    -----------     -------------

Net income (loss)                                       $      (710)   $    (1,743)     $      1,033
                                                        ===========    ===========     =============

Basic net income (loss) per share                       $     (0.06)                    $       0.08
                                                        ===========                    =============
Shares used in computing basic net income
   (loss) per share                                          12,230                           12,179 (G)
                                                        ===========                    =============

Diluted net income (loss) per share                     $     (0.06)                    $       0.08
                                                        ===========                    =============
Shares used in computing diluted net income
   (loss) per share                                          12,230                           12,660 (G)
                                                        ===========                    =============

                            See accompanying notes.

                                       6
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                            TIER TECHNOLOGIES, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 For the Fiscal Year Ended September 30, 1999
                     (in thousands, except per share data)

                                                               Company            Midas             Pro Forma
                                                            -------------     -------------       ------------
Revenues                                                          $91,976            $7,618            $84,358
Cost of revenues (includes depreciation and amortization
     of $279 in 1999 and none in 1998)                             56,236             5,324             50,912
                                                            -------------     -------------       ------------
Gross profit                                                       35,740             2,294             33,446

Costs and expenses:
   Selling and marketing                                            6,095               828              5,267
   General and administrative                                      18,988             1,302             17,686
   Compensation charge related to business
    combinations                                                      608                                  608

   Purchased in-process technology                                  4,000                                4,000
   Reserve for contract dispute                                     1,856                                1,856
   Depreciation and amortization                                    3,864               542              3,322
                                                            -------------     -------------       ------------
Income (loss) from operations                                         329              (378)               707
Interest income (interest expense), net                             1,321               (15)             1,336
                                                            -------------     -------------       ------------
Income (loss) before income taxes                                   1,650              (393)             2,043
Provision (benefit) for income taxes                                  644              (153)               797
                                                            -------------     -------------       ------------
Net income (loss)                                                 $ 1,006            $ (240)           $ 1,246
                                                            =============     ==============      ============

Basic net income per share                                        $  0.08                              $  0.10
                                                            =============                         ============

Shares used in computing basic net income
 per share                                                         12,056                               12,014 (H)
                                                            =============                         ============

Diluted net income per share                                      $  0.08                                 0.10
                                                            =============                         ============
Shares used in computing diluted net income
 per share                                                         12,869                               12,745 (H)
                                                            =============                         ============

                            See accompanying notes.

                         NOTES TO PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Pro forma adjustments for the consolidated balance sheet as of December 31, 1999 and the consolidated statements of income for the quarter ended December 31, 1999 and the fiscal year ended September 30, 1999 are as follows:

(A) To record the proceeds from the sale of Midas

(B) To reverse the investment account in Midas

(C) To reverse the intercompany account

(D) To accrue the additional selling expenses

(E) To record the return of the Tier stock issued in the original purchase

(F) To record the loss on the sale of Midas

(G) Shares used in computing both basic and diluted net income (loss) per share have been reduced by 42,258 weighted average shares as if the shares had not been outstanding for the entire period. Shares used in computing diluted net income per share have also been reduced by 101,970 weighted average shares as if the share guarantee had not been outstanding for the entire period.

(H) Shares used in computing both basic and diluted net income per share have been reduced by 51,074 weighted average shares as if the shares had not been outstanding for the entire period. Shares used in computing diluted net income per share have also been reduced by 81,602 weighted average shares as if the share guarantee had not been outstanding for the entire period.

Acquisition Adjustment

(1) To reverse the consolidation of Midas